Exhibit (a.27)

ISHARES, INC.

ARTICLES OF AMENDMENT

iShares, Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation (the “Charter”) is hereby amended to change the name of the following series of common stock of the Corporation as set forth below:

Current Name	New Name
iShares Asia/Pacific Dividend 30 Index Fund	iShares Asia/Pacific Dividend ETF

iShares Emerging Markets Corporate Bond Fund	iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend Index Fund	iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond Fund	iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond Fund	iShares Emerging Markets Local Currency Bond ETF

iShares Global ex USD High Yield Corporate Bond Fund	iShares Global ex USD High Yield Corporate Bond ETF

iShares Global High Yield Corporate Bond Fund	iShares Global High Yield Corporate Bond ETF

iShares International DR Completion Index Fund	iShares International DR Completion ETF

iShares Latin America Bond Fund	iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility Index Fund	iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia Index Fund	iShares MSCI Australia ETF

iShares MSCI Austria Capped Investable Market Index Fund	iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped Investable Market Index Fund	iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped Index Fund	iShares MSCI Brazil Capped ETF

iShares MSCI BRIC Index Fund	iShares MSCI BRIC ETF

iShares MSCI Canada Index Fund	iShares MSCI Canada ETF

iShares MSCI Chile Capped Investable Market Index Fund	iShares MSCI Chile Capped ETF

iShares MSCI Emerging Markets Asia Index Fund	iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	iShares MSCI Emerging Markets Consumer Discretionary ETF

iShares MSCI Emerging Markets Eastern Europe Index Fund	iShares MSCI Emerging Markets Eastern Europe ETF

iShares MSCI Emerging Markets EMEA Index Fund	iShares MSCI Emerging Markets EMEA ETF

iShares MSCI Emerging Markets Energy Sector Capped Index Fund	iShares MSCI Emerging Markets Energy Capped ETF

iShares MSCI Emerging Markets Growth Index Fund	iShares MSCI Emerging Markets Growth ETF

iShares MSCI Emerging Markets Index Fund	iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Minimum Volatility Index Fund	iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small Cap Index Fund	iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Markets Value Index Fund	iShares MSCI Emerging Markets Value ETF

iShares MSCI EMU Index Fund	iShares MSCI EMU ETF

iShares MSCI France Index Fund	iShares MSCI France ETF

iShares MSCI Germany Index Fund	iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers Fund	iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers Fund	iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners Fund	iShares MSCI Global Gold Miners ETF

iShares MSCI Global Select Metals & Mining Producers Fund	iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners Fund	iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong Index Fund	iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped Investable Market Index Fund	iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped Index Fund	iShares MSCI Italy Capped ETF

iShares MSCI Japan Index Fund	iShares MSCI Japan ETF

iShares MSCI Japan Small Cap Index Fund	iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia Index Fund	iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped Investable Market Index Fund	iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands Investable Market Index Fund	iShares MSCI Netherlands ETF

iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Pacific ex Japan ETF

iShares MSCI Singapore Index Fund	iShares MSCI Singapore ETF

iShares MSCI South Africa Index Fund	iShares MSCI South Africa ETF

iShares MSCI South Korea Capped Index Fund	iShares MSCI South Korea Capped ETF

iShares MSCI Spain Capped Index Fund	iShares MSCI Spain Capped ETF

iShares MSCI Sweden Index Fund	iShares MSCI Sweden ETF

iShares MSCI Switzerland Capped Index Fund	iShares MSCI Switzerland Capped ETF

iShares MSCI Taiwan Index Fund	iShares MSCI Taiwan ETF

iShares MSCI Thailand Capped Investable Market Index Fund	iShares MSCI Thailand Capped ETF

iShares MSCI Turkey Investable Market Index Fund	iShares MSCI Turkey ETF

iShares MSCI United Kingdom Index Fund	iShares MSCI United Kingdom ETF

iShares MSCI USA High Dividend Yield Index Fund	iShares MSCI USA High Dividend ETF

iShares MSCI USA Index Fund	iShares MSCI USA ETF

iShares MSCI Vietnam Investable Market Index Fund	iShares MSCI Vietnam ETF

iShares MSCI World Index Fund	iShares MSCI World ETF

SECOND: The foregoing amendment to the Charter was approved by a majority of the entire Board of Directors of the Corporation and was limited to a change expressly authorized by Section 2-605(a)(2) of the Maryland General Corporation Law without action by the stockholders.

THIRD: These Articles of Amendment shall become effective at 12:00 a.m. on July 1, 2013.

FOURTH: The undersigned Vice President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested to by its Secretary on this 28th day of June, 2013.

ATTEST:	ISHARES, INC.

/s/ Eilleen M. Clavere	By:	/s/ Edward B. Baer	(SEAL)
Eilleen M. Clavere		Edward B. Baer
Secretary		Vice President